                                                                EXHIBIT 10.19.2



AMGEN                            RENAL CARE GROUP, INC. AGREEMENT NO. 200308361
--------------------------------------------------------------------------------



This Agreement ("Agreement") between Amgen USA Inc., located at One Amgen Center Drive, Thousand Oaks, California 91320 ("Amgen") and Renal Care Group, Inc., located at 2525 West End Avenue, Suite 600, Nashville, Tennessee 37203 ("RCG"), sets forth the terms and conditions for the purchase of EPOGEN(R) (Epoetin alfa) and Aranesp(R) (darbepoetin alfa) (collectively, "Products") by RCG., exclusively for the treatment of dialysis patients.

         WHEREAS, Amgen and RCG are parties to Agreement #20010240, effective January 1, 2002, which has previously been amended and restated (the "Prior Agreement");

         WHEREAS, the Prior Agreement expires as of December 31, 2003, and the parties desire to enter into this Agreement to replace the Prior Agreement upon its expiration.

         NOW THEREFORE, in consideration of the premises and of the mutual covenants, representations and warranties set forth herein, the parties agree as follows:

1. TERM OF AGREEMENT. The "Term" of this Agreement shall be defined as January 1, 2004 ("Commencement Date") through January 31, 2006 ("Termination Date"). Until the beginning of the Term of this Agreement, the Prior Agreement shall remain in full force and effect between the parties.

2. RCG AFFILIATES. RCG must provide Amgen with a complete list of its dialysis center affiliates ("Affiliates") on the date this Agreement is executed by RCG. Only those Affiliates approved by Amgen and referenced in Appendix B hereto will be eligible to participate under this Agreement. Modifications to the Affiliates included in Appendix B may be made pursuant to the request of RCG's corporate headquarters and are subject to approval and acknowledgment by Amgen in writing. Notification of proposed changes to the list of Affiliates must be provided by RCG to Amgen in writing at least thirty (30) days before the effective date of the proposed change. Amgen reserves the right to accept, reject, or immediately terminate any Affiliates with regard to participation in this Agreement, if Amgen reasonably determines that such Affiliate is not properly classified as a freestanding dialysis center or home dialysis support facility or if Amgen determines such Affiliate is a party to another purchase agreement for EPOGEN(R) or Aranesp(R) with Amgen.

3. AFFILIATE ACQUISITIONS. Should RCG acquire additional Affiliates during the Term, and such acquisitions result in an aggregate incremental increase in total prior year base sales by more than * Million Dollars ($*), then Amgen and RCG agree to meet and in good faith review the Agreement in light of the evolving business conditions. For purposes of this section, base sales will be derived using the rolling twelve (12) month period immediately preceding the Affiliate acquisition that causes RCG to meet the * Million Dollars ($*) limitation, and using the
         * in effect at *.

4. OWN USE. RCG hereby certifies that Products purchased hereunder shall be for RCG's "own use", for the exclusive treatment of dialysis patients.

5. AUTHORIZED WHOLESALERS. Attached hereto as Appendix C is a complete list, as of the date of execution of this Amendment, of the wholesalers from which RCG intends to purchase Products pursuant to this Agreement. All of the wholesalers so designated by RCG are hereby approved by Amgen to participate in this program and are deemed "Authorized Wholesalers". Notification of proposed changes to the list of Authorized Wholesalers must be provided to Amgen in writing at least thirty (30) days before the effective date of the. proposed change. Amgen reserves the right to accept, reject, or immediately terminate any wholesaler with regard to participation


------------
* Omitted information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------

         in this Agreement. In the event Amgen terminates any Authorized Wholesaler from which RCG is purchasing Products, Amgen will work with RCG to identify other possible Authorized Wholesalers from which RCG may purchase Products. In the event that RCG is unable to identify another Authorized Wholesaler from which RCG may purchase Products, and subject to receipt and approval of an *. RCG agrees to require all Authorized Wholesalers to submit product sales information directly to Amgen and to a third-party sales reporting organization designated by Amgen.

6. QUALIFIED PURCHASES. Only Products purchased under this Agreement by RCG through *.

7. COMMITMENT TO PURCHASE. RCG agrees to exclusively purchase Products for all of its dialysis use requirements for erythropoietic stimulating protein. RCG may purchase another brand of erythropoietic stimulating protein for its dialysis use requirements only for the time, and only to the extent, that Amgen has notified RCG's corporate headquarters in writing that Amgen cannot supply Products within and for the time period reasonably required by RCG or for use by any Affiliate that has been rejected or excluded by Amgen from participating in this Agreement pursuant to any provision of this Agreement.

8. CONFIDENTIALITY. Both Amgen and RCG agree that this Agreement represents and contains confidential information which shall not be disclosed to any third party, or otherwise made public, without prior written authorization of the other party, except where such disclosure is contemplated hereunder or required by law, and then only upon prior written notification to the other party.

9. DISCOUNTS. RCG may qualify for. discounts and incentives in accordance with the schedules and terms set forth in Appendix A. Discounts in arrears will be paid in the form of a check payable to RCG's corporate headquarters. Discounts in arrears will be calculated in accordance with Amgen's discount calculation policies based on * using the prevailing * in effect as of the date of purchase as the calculation price, except as otherwise provided hereunder. Upon vesting of all earned discounts, Amgen will use its best efforts to make such discounts available within * after receipt by Amgen of data, in a form reasonably acceptable to Amgen, detailing all * during the applicable period. Discount amounts, as calculated by Amgen, must equal or exceed $* for the applicable period to qualify. Subject to the section entitled "Breach of Agreement", in the event that Amgen is notified in writing that RCG and/or any Affiliates are acquired by another entity or a change of control otherwise occurs with respect to RCG or an Affiliate, any discounts which may have been earned hereunder shall be paid in the form of a check payable to RCG's or the Affiliate's corporate headquarters subject to the conditions described herein. If any Affiliates are added to or deleted from this Agreement during any of the periods used for comparison, for any of the discounts paid in arrears contained herein, Amgen reserves the right in its sole and reasonable discretion to appropriately adjust RCG's discounts for the relevant periods, by including or excluding any purchases made by those Affiliates during any of those periods.

10. TREATMENT OF DISCOUNTS. RCG agrees that it will properly disclose and account for any discount or other reduction in price earned hereunder, in whatever form, (i.e. pricing, discount, or incentive) in a way that complies with all applicable federal, state, and local laws and regulations, including without limitation, Section 1128B(b) of the Social Security Act and its implementing regulations. Section 1128B(b) requires that a provider of services will properly disclose and appropriately reflect the value of any discount or other reduction in price earned in the costs claimed or charges made by the provider under a federal health care program, as that term is defined in Section 1128B(f). RCG also agrees that it will (a) claim the benefit of such discount received, in whatever form, in the fiscal year in which such discount was earned or the year after, (b) fully and accurately report the value of such discount in any cost reports filed under Title XVIII or Title XIX of the Social Security Act, or a state health care program, and (c) provide, upon request by the U.S. Department of Health and Human Services or a state


-----------
* Omitted information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------

         agency or any other federally funded state health care program, the information furnished by Amgen concerning the amount or value of such discount. RCG's corporate headquarters agrees that it will advise all Affiliates, in writing, of any discount received by RCG's corporate headquarters hereunder with respect to purchases made by such Affiliates and that said Affiliates will account for any such discount in accordance with the above stated requirements.

11. DATA COLLECTION. RCG agrees all data to be provided to Amgen pursuant to this Agreement shall be in a form that does not disclose the identity of any patient or any other patient-identifying information such as name, address, telephone number, birth date, all or part of a social security number, medical record number or prescription number. RCG and Amgen agree to use and accept only those patient identifiers compliant with the federal medical privacy standards codified under 45 C.F.R. parts 160 and 164 pursuant to the Health Insurance Portability and Accountability Act ("HIPAA"). RCG acknowledges the data to be supplied to Amgen pursuant to this Agreement shall be used to support verification of the discounts and incentives referenced herein, as well as for Amgen-sponsored research concerning the role of Products in improving treatment outcomes and quality of life of dialysis patients. RCG shall consistently use a unique alpha-numeric code (which shall not be the same as part or all of the patient's social security number) as a "case identifier" to track the care rendered to each individual patient over time, and such case identifier shall be included in the data provided to Amgen. The key or list matching patient identities to their unique case identifiers shall not be provided to Amgen personnel, In furtherance of Amgen research, RCG may agree from time to time to use its key to update the patient care data by linking it with information concerning health outcomes, quality of life, and other pertinent data that may become available to Amgen from other sources. Any such linking of data sources shall not provide the identity of any patient to Amgen. Amgen agrees it will maintain data supplied under this Agreement in confidence and it will not use such data to identify or contact any patient. No reports by Amgen concerning analyses of the data or the results of such research shall disclose the identity of any patient.

12. BREACH OF AGREEMENT. If either party materially breaches this Agreement, then the other party may terminate this Agreement for breach upon thirty (30) days' advance written notice. Upon termination of this Agreement by Amgen in accordance with this Section 12, Amgen shall have no obligation to continue to offer the terms described herein or pay any further discounts to RCG.

13. GOVERNING LAW. This Agreement shall be governed by the laws of the State of California and the parties hereby submit to the jurisdiction of the California courts, both state and federal.

14.      WARRANTIES. Each party represents and warrants to the other that this
         Agreement: (a) has been duly authorized, executed, and delivered by it,
         (b) constitutes a valid, legal, and binding agreement enforceable against it in accordance with the terms contained herein, and (c) does not conflict with or violate any of its other contractual obligations, expressed or implied, to which it is a party or by which it may be bound. The party executing this Agreement on behalf of RCG specifically warrants and represents to Amgen that he is authorized to execute this Agreement on behalf of and has the power to bind RCG and the Affiliates to the terms set forth in this Agreement. The party executing this Agreement on behalf of Amgen specifically warrants and represents to RCG that he is authorized to execute this Agreement on behalf of and has the power to bind Amgen to the terms set forth in this Agreement.

15. NOTICES. Any notice or other communication required or permitted hereunder shall be in writing and shall be deemed given or made when delivered in person or when sent to the other party by first class mail, nationally recognized overnight delivery service or other means of written communication at the respective party's current address or at such other address as the party shall have furnished to the other in accordance with this provision.

--------------------------------------------------------------------------------

16. COMPLIANCE WITH HEALTH CARE PRICING AND PATIENT PRIVACY LEGISLATION AND STATUTES; DATA USE AGREEMENT.

         (a) Notwithstanding anything contained herein to the contrary, at any time following the enactment of any federal, state, or local law or regulation that in any manner reforms, modifies, alters, restricts, or otherwise affects the pricing of or reimbursement available for Products, including but not limited to a reimbursement or use decision, by Centers for Medicare and Medicaid Services ("CMS"), Amgen may, in its sole discretion, upon thirty (30) days notice, exclude any Affiliates from participating in this Agreement, unless such Affiliates certifies in writing that they are, or will be, exempt from the provisions thereunder. Additionally, to assure compliance with any existing federal, state or local statute, regulation or ordinance, Amgen reserves the right, in its sole discretion, to exclude any Affiliates from the pricing and discount provisions of this Agreement. In the event there is a future change in Medicare, Medicaid, or other federal or state statute(s) or regulation(s) or in the interpretation thereof, which renders any of the material terms of this Agreement unlawful or unenforceable, this Agreement shall continue only if amended by the parties as a result of good faith negotiations as necessary to bring the Agreement into compliance with such statute or regulation.

         (b) Notwithstanding anything contained herein to the contrary, at any time following the enactment of any federal, state, or local law or regulation relating to patient privacy of medical records that in any manner reforms, modifies, alters, restricts, or otherwise affects any of the data received or to be received in connection with any of the incentives contemplated under this Agreement, either party may, in its discretion, upon thirty (30) days' notice, seek to modify this Agreement with respect to the affected incentive. RCG and Amgen shall meet and in good faith seek to mutually agree to modify this Agreement to accommodate any such change in law or regulation, with the intent to, if possible, retain the essential * structure of the affected incentive. If the parties, after reasonable time, are unable to agree upon a modification, Amgen shall be entitled to terminate the affected incentive upon thirty (30) days' notice or upon such date that the law or regulation requires, provided that, if Amgen so terminates an incentive, RCG shall be entitled to terminate this Agreement upon thirty (30) days notice.

         (c) Notwithstanding anything contained herein to the contrary, this Agreement is effective only as of the date the parties hereto execute a mutually agreeable Data Use Agreement pursuant to which RCG may disclose a Limited Data Set of patient information to Amgen (as specified in the Data Use Agreement and which shall include, at a minimum, the data fields to be received by Amgen in connection with this Agreement) for purposes of Amgen's Healthcare Operations, Research, and Public Health analyses, and RCG's Healthcare Operations, Unless otherwise specifically defined in this Agreement, each capitalized term used in this Section 16(c) shall have the meaning assigned to such term by HIPAA. If RCG terminates the Data Use Agreement for any reason, Amgen shall be entitled to terminate this Agreement immediately.

17. FORCE MAJEURE. Neither party will be liable for delays in performance or nonperformance of this Agreement or any covenant contained herein if such delay or nonperformance is a result of Acts of God, civil or military authority, civil disobedience, epidemics, terrorism, war, failure of carriers to furnish transportation, strike, lockout or other labor disturbances, inability to obtain material or equipment, or any other cause of like or different nature beyond the control of such party.

18. RIGHT OF FIRST OFFER. RCG shall promptly notify Amgen in the event it receives a competing offer from any third party for the sale of products in the same therapeutic class as the Products. Amgen shall have the right in such event to have forty-five (45) days to respond to RCG with its own pricing terms relating to products.

------------
* Omitted information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------

19. MISCELLANEOUS. No modification of this Agreement will be effective unless mutually agreed upon, made in writing, and executed by a duly authorized representative of each party, except as otherwise provided hereunder. Neither party may assign this Agreement to a third party without the prior written consent of the other party. This Agreement may be executed in one or more counterparts, each of which is deemed to be an original but all of which taken together constitute one and the same agreement.

20. ENTIRE AGREEMENT. This Agreement constitutes the entire understanding between the parties and supersedes all prior written or oral proposals, agreements, or commitments pertaining to the subject matter and periods of time covered herein.

Please retain one fully executed original for your records and return the other fully executed original to Amgen.


Amgen USA Inc.                               Renal Care Group, Inc.

Signature: /s/ Kurt M. Harman                Signature: /s/ Robert K. Stillwell
           -------------------------                    ------------------------

Print Name: Kurt M. Harman                   Print Name: Robert K. Stillwell
            ------------------------                     -----------------------

Print Title:  Associate Director             Print Title: Senior Vice President
              ----------------------                      ----------------------

Date: November 1, 2003                       Date: October 30, 2003
      ------------------------------               -----------------------------

--------------------------------------------------------------------------------

                APPENDIX A: DISCOUNT PRICING, SCHEDULE, AND TERMS

1. PRICING - ARANESP(R). RCG and Affiliates may purchase Aranesp(R) (darbepoetin alfa) through * at a * off of the prevailing *. Amgen reserves the right to change the * at any time. Resulting prices do not include any*.

2. PRICING EPOGEN(R). RCG and Affiliates may purchase EPOGEN(R) (Epoetin alfa) directly from Amgen or through * at a *, subject to the terms and conditions of Section 3 below. Amgen reserves the right to change the at any time. Resulting prices do not include *. All discounts earned in arrears hereunder (also known as "rebates"), through the Term of the Agreement, shall be calculated based upon *.

3. REBATE/INCENTIVE QUALIFICATION REQUIREMENTS. In order for RCG to be eligible to receive any rebates or incentives described in Section 5 of this Appendix A, RCG must satisfy the following two (2) qualification requirements:

         (a) *: No more than * of RCG's patients may have * during each * during the Term of this Agreement. For purposes of this Agreement, the * of the Term of this Agreement shall be measured from * through *. If this criteria is not met during any * of the Term of the Agreement, RCG will not qualify for any rebates described below in this Appendix A during that. Failure of RCG to qualify under this provision during a particular *. The * for each dialysis patient will be based upon the average of all * for each patient during each *. RCG and Affiliates must provide the following information for each dialysis patient to Amgen or to a data collection vendor specified by Amgen, on a *, and no later than * after *; all * for each dialysis patient, the date of each *, and a consistent, unique, alpha-numeric identifier (sufficient consistently to track an individual patient without in any way violating the de-identification provisions of HIPAA at 45 CFR 164.514), along with the name, address and phone number of the particular Affiliate at which each patient received treatment. To the extent permitted by applicable law, Amgen may utilize the data detailed in this provision for any purpose, and reserves the right to audit all such data. Under no circumstances should such data include any patient identifiable information including, without limitation, name, all or part of social security number, address, medical record number, or prescription number. The identity of the account submitting the data .and any association with the data will remain confidential. The * must be derived from * taken immediately before dialysis treatment using any automated *, must be reported to the *, and must be submitted directly from the clinical laboratory in a format reasonably acceptable to Amgen. Handwritten reports are not acceptable; only electronic submission of the data will be accepted; and

         (b) *: RCG's aggregate Qualified Purchases of EPOGEN(R) and Aranesp(R) during * through * and * through * by all Affiliates listed on Appendix B on the Commencement Date of this Agreement and those added at the beginning of * must equal or exceed * and * respectively *, of the * of EPOGEN(R) and Aranesp(R) by those same Affiliates for the time period from * through *, for *, and from * through * for *. For purposes of calculating the *, EPOGEN(R) and Aranesp(R) base sales during each applicable time period shall be derived using the *; All estimated payments for discounts in arrears that contain growth requirements will be measured by using a *. If RCG has not satisfied the * for any particular *, then *. The determination as to RCG's attainment or failure to attain the * shall be based upon the * in effect on the Commencement Date; and

         (c) In addition to the above requirements and notwithstanding anything contained herein to the contrary, in the event RCG's * of EPOGEN(R) during the period * through * by all Affiliates listed on Appendix B on the Commencement Date of this Agreement exceeds * of the * of EPOGEN(R) by those same Affiliates for the same time period from * through * . For purposes of determining the foregoing, * during each applicable time period shall be derived using the * in effect at the Commencement Date.


------------
* Omitted information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------

4. PARTNER INFORMATION PROGRAM *. For the Term of the Agreement RCG shall be eligible to receive a * provided certain data elements are transmitted to Amgen electronically. The * will be calculated as a * of EPOGEN(R) attributable to RCG during each *. To qualify for *, the following * must be submitted to Amgen by RCG and all Affiliates in *:
                                                                   *

Such * must be submitted, on a * basis, and no later than * after *. If such * is received more than * after * within a given*, the * of EPOGEN(R) attributable to RCG during such * will be excluded from the calculation of the * for that *. Notwithstanding the foregoing, if Amgen receives all required data from a * within the time frame referenced above for *, the * of EPOGEN(R) attributable to RCG and all Affiliates during such *, will be included in the calculation of the
* for that *.

5. *. For the Term of the Agreement, RCG may qualify for the * provided it meets the criteria described below in this Section 5. The Bone Metabolism Incentive is designed to improve patient Outcomes by encouraging an increase in the number of patients managed within both the * set forth in the * which recommends a target * and a * of *.

         (a) Requirements: In order to qualify for the *, RCG must meet the Rebate/Incentive Qualification Requirements contained in Section 3 of this Appendix A, and RCG and its Affiliates must provide Amgen the following data items, on a *, and no later than * after *, in an *. In the event * is submitted, instead of *, Amgen will convert such * to * by *. Amgen will convert all * for each patient by RCG and its Affiliates, AND all the * for each patient by RCG and its Affiliates into the * for each patient by RCG and its Affiliates, AND the average of all * for each patient by RCG and its Affiliates for each of the * (as defined in the schedule immediately below).

--------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------
                                        *
--------------------------------------------------------------------------------

         (b) Calculation: Assuming RCG and Affiliates have fulfilled all requirements as described in Section 5(a) above, to qualify for the *, RCG must achieve an increase in the *, as that term is defined below, from the, as that term is defined below, during each *, and such increase shall be defined as *.

For purposes of this Section 5, * shall mean the * for each patient by RCG and its Affiliates AND the * for each patient by RCG and its Affiliates during the period * through *; and * shall mean the * for each patient by RCG and its Affiliates AND the * for each patient by ROG and its Affiliates for each of the above referenced *.

Using the * described above, the * will be calculated as the *, as shown below:

                                        *
                                        *
                                        *
Using the * described above, which shall be calculated on a *, the * will be calculated as the*, as shown below:

                                        *
                                        *
                                        *



------------
* Omitted information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------

The * shall then be calculated by *, as shown below:

                                        *
                                        *
The * will be calculated on a * in accordance with *. Following determination of the *, Amgen shall then calculate RCG's * in accordance with the following formula and the * listed below:

                                        *

                                        *
--------------------------------------------------------------------------------
          *             *           *             *          *          *
--------------------------------------------------------------------------------
          *             *           *             *          *          *
--------------------------------------------------------------------------------
          *             *           *             *          *          *
--------------------------------------------------------------------------------
                                        *

--------------------------------------------------------------------------------
          *             *           *             *          *          *
--------------------------------------------------------------------------------
          *             *           *             *          *          *
--------------------------------------------------------------------------------
          *             *           *             *          *          *
--------------------------------------------------------------------------------
                                        *

--------------------------------------------------------------------------------
          *             *           *             *          *          *
--------------------------------------------------------------------------------
          *             *           *             *          *          *
--------------------------------------------------------------------------------
          *             *           *             *          *          *
--------------------------------------------------------------------------------
                                        *

--------------------------------------------------------------------------------
          *             *           *             *          *          *
--------------------------------------------------------------------------------
          *             *           *             *          *          *
--------------------------------------------------------------------------------
          *             *           *             *          *          *
--------------------------------------------------------------------------------
                                        *

--------------------------------------------------------------------------------
          *             *           *             *          *          *
--------------------------------------------------------------------------------
          *             *           *             *          *          *
--------------------------------------------------------------------------------
          *             *           *             *          *          *
--------------------------------------------------------------------------------

(c) Payment: The * will be calculated and paid to RCG on a *. Payment is contingent upon receipt by Amgen of the Certification Letter (attached hereto as Exhibit 1) and all required Data for the corresponding * (including the *). Such data must be submitted, on a *, and no later than * after the *, If such data is received more than * after * within a given *, the * of EPOGEN(R) attributable to RCG during such * will be excluded from * for that *. Notwithstanding the foregoing, if Amgen receives all required data from * within the time frame referenced above for any * within a given *, the * of EPOGEN(R) attributable to RCG and all Affiliates during such *, will be included in the calculation of * for that *. However, if Amgen determines that any Affiliate is consistently not submitting the required *. Subject to the terms of this Agreement, RCG will earn the full * on RCG's * of EPOGEN(degree) during the * and during the period * through *.

The * will vest * on the * and * respectively, and be paid * in accordance with the terms and conditions described above.

------------
* Omitted information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------



                       APPENDIX B: LIST OF RCG AFFILIATES



(To be provided by RCG)

--------------------------------------------------------------------------------

                         APPENDIX C: LIST OF WHOLESALERS

To ensure RCG receives the appropriate discount, it is important Amgen receives RCG's current list of Authorized Wholesalers, The following list represents the Wholesalers Amgen currently has associated with RCG's contract. Please update the list by adding or deleting Wholesalers as necessary.

*



------------
* Omitted information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.

--------------------------------------------------------------------------------


EXHIBIT #1

                           SAMPLE CERTIFICATION LETTER


Month X, 2004

FSDC Legal Name
Street Address
City, ST Zip

RE: Agreement No.
                 ----------------------

Dear                   :
     ------------------

Thank you for your participation in the *. In order for us to enroll you, we require that a duly authorized representative of your organization sign the certification below.

Upon receipt of this executed document, we will calculate the value of *. If we do not receive the executed certification, we cannot provide you with this *.

If you have any questions regarding this letter please contact me at (805) 447-4134. Thank you for your assistance in returning this certification.

Sincerely,

--------------------------
Outcomes Incentive Analyst

CERTIFICATION:

On behalf of FSDC Legal Name and all eligible Affiliates participating in the * under Agreement No.____________________, the undersigned hereby certifies that the data submitted for each eligible Affiliate includes the required results from all dialysis patients of such Affiliate, and does not include results from non-patients. The party executing this document also represents and warrants that it (i) has no reason to believe that the submitted data is incorrect, and
(ii) is authorized to make this certification on behalf of all eligible Affiliates submitting data.

FSDC LEGAL NAME SIGNATURE:


Signature:
          ----------------------------

Print Name:
           ---------------------------

Print Title:
            --------------------------
Date:
      --------------------------------



------------
* Omitted information is the subject of a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934 and has been filed separately with the Securities and Exchange Commission.



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